SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest event reported): March 21, 2000

  Merrill Lynch Mortgage Investors, Inc.(as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2000, providing for the issuance of Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed
  Pass-Through Certificates)

                    Merrill Lynch Mortgage Investors, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
        -------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)





      333-81429                                       13-5674085
(Commission File Number)                    (IRS Employer Identification No.)



                    Merrill Lynch Mortgage Investors, Inc.
                    250 Vesey Street
                    World Financial Center, North Tower
                    New York, New York 10281
             ----------------------------------------------------
             (Address of principal executive offices and zip code)


        Registrant's telephone number, including area ode: 212-449-1000




                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------

Filing of Pooling and Servicing Agreement

     On March 21, 2000 Merrill Lynch Mortgage Investors, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Merrill Lynch Credit Corporation, as master servicer, Sequoia Mortgage Funding Corporation, as mortgage loan seller, and Norwest Bank Minnesota, National Association, as trustee, providing for the issuance of Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         Exhibit 99        Pooling and Servicing Agreement

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                    By: /s/ Peter Cerwin
                                       -------------------------
                                        Name: Peter Cerwin
                                        Title: Vice President


Dated:   April 4, 2000

                                 Exhibit Index


Exhibit                                                             Page

 99                                                                  6